Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED DECEMBER 31, 2014
TO PROSPECTUS DATED APRIL 30, 2014

Effective December 31, 2014, the Meeder Funds® Prospectus is amended as follows:

Spectrum Fund is now available for purchase.

On page 20, the first paragraph under “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its goal primarily by taking long and short positions in the global securities markets. The Fund primarily invests long in common and preferred stocks and in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s typical long equity investment exposure will range from 0% to 150%, while the Fund’s typical short equity investment exposure will range from 0% to 50%. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

On page 21, the fourth paragraph is deleted in its entirety and replaced with the following:

As a defensive tactic, the Fund will reduce or eliminate its net position in common stocks and underlying equity funds in an attempt to preserve capital when the Adviser’s evaluation indicates that the risks of the stock market may be greater than the potential rewards. As a result, the Fund may invest up to 100% of its assets in fixed income securities.

On page 22, under “Principal Risks” the following paragraph is added:

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

On page 39, under The Quantex Fund™, the first paragraph under “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Normally, at least 80% of the Fund’s net assets will be invested in the common stock equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those whose market capitalizations are similar to the market capitalization of companies in the Russell Midcap Index or a similar index. Typically, the Fund will be diversified throughout all major industry sectors. However, more emphasis is given to capitalization levels and there are occasions when all sectors are not represented in the Fund’s portfolio.

On page 46, under the heading “Quantex Fund™” the first paragraph is deleted in its entirety and replaced with the following:

Through the use of the Fund’s quantitative investment strategy, stocks are screened for inclusion or removal from the Fund’s portfolio. On an annual basis, the Fund’s portfolio is adjusted, based in part on the Adviser’s determination of the market capitalization range for the year (“Annual Cap Range”).  Stocks in the Fund’s portfolio whose value has risen above or fallen below the Annual Cap Range are sold, while new stocks that fall into the Fund’s Annual Cap Range are eligible to be purchased.  Based on the Fund’s quantitative investment strategy and other market factors, the Adviser then determines which stocks within the Fund’s Annual Cap Range should be included in the Fund’s portfolio.  During the course of the year, the Adviser may adjust the Fund’s portfolio, based on the application of these quantitative and market factors.

On page 50 in the investment risk chart, Leverage Risk is added for the Spectrum Fund.

Investors Should Retain this Supplement for Future Reference

SUPPLEMENT DATED DECEMBER 31, 2014
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2014

Effective December 31, 2014, the Meeder Funds® Statement of Additional Information is amended as follows:

On page 56, the second paragraph is deleted in its entirety and replaced with the following:

“The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Muirfield®, Utilities and Infrastructure and Quantex™ Funds, is based upon the average net assets of the Fund and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. The annual fee for the Dynamic Growth, Aggressive Growth, Balanced, Spectrum and Strategic Growth Funds is based upon the average net assets of the Fund and is at the rate of 0.75% of the first $200 million and 0.60% in excess of $200 million of average net assets. Annual fees for the Total Return Bond Fund is at the rate of 0.40% of the first $100 million of average net assets and 0.20% in excess of $100 million. The annual fee for the Money Market Fund is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.”

Investors Should Retain this Supplement for Future Reference